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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 22, 2002
                                                          ------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)





         Delaware                     0-12255                   48-0948788
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas      66207
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   (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                             No Changes.
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

Yellow Transportation, a Yellow Corporation subsidiary (NASDAQ: YELL), today announced that it will implement a general rate increase averaging 5.9 percent effective June 3, 2002.

Based in Overland Park, Yellow Transportation is among the nation's largest transportation companies providing primarily less-than-truckload national, regional and international transportation services for industrial, commercial, retail and government markets. Yellow Transportation provides a portfolio of transportation services that addresses the varied time-definite, expedited, specialized and geographic needs of its customers through the use of advanced technology. All Yellow Transportation services are enhanced by centralized 24-hour per day, 365-day per year customer service centers, which provide full customer support.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         YELLOW CORPORATION
                                                     -------------------------
                                                           (Registrant)

Date: May 22, 2002                                   /s/ Donald G. Barger, Jr.
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                                                         Donald G. Barger, Jr.
                                                         Chief Financial Officer